SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2005

SOUTHERN PERU COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 East Camelback Rd. Phoenix, AZ		85016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On April 21, 2005, Southern Peru Copper Corporation issued a press release announcing financial results for the quarter ended March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01. Other Events

On April 20, 2005, Southern Peru Copper Corporation postponed the annual meeting of stockholders until May 16, 2005 at 5:00 P.M., Mexico City time.  The annual meeting will be held at Baja California No. 200, Fifth Floor, Colonia Roma Sur, Mexico City, Mexico.

The annual meeting had been originally scheduled for Thursday, April 28, 2005.  SPCC believes that the new date would permit increased participation by the stockholders.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press release by Southern Peru Copper Corporation dated April 21, 2005, announcing financial results for the quarter ended March 31, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Peru Copper Corporation

	By:	/s/ José N. Chirinos
José N. Chirinos
	Its:	Treasurer

Date: April 21, 2005

Exhibit Index

Exhibit
99.1	Press release by Southern Peru Copper Corporation dated April 21, 2005, announcing financial results for the quarter ended March 31, 2005.